Revenue - Disaggregation of revenue (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024		Dec. 31, 2023
Revenue.
Lease component	$ 922.8	$ 893.9		$ 1,591.4
Services component	659.2	633.3		333.9
Total revenue	$ 1,582.0	$ 1,527.2	[1]	$ 1,925.3	[1]

[1]	The results for the years ended December 31, 2024 and December 31, 2023 have been re-presented to reflect that the results of the Latam segment are now reported as a discontinued operation. See note 32.1 for more information